                                                               EXECUTION VERSION

                                 AMENDMENT NO. 1

      THIS AMENDMENT NO. 1, dated July 13, 2007 (this "Amendment"), to the
Credit Agreement, dated as of July 31, 2006 (the "Credit Agreement"), among TAL
International Container Corporation ("TAL" or the "Borrower"), TAL International
Group, Inc., as Guarantor (the "Guarantor"), Fortis Capital Corp., as Loan
Servicer and as Collateral Agent (the "Agent"), and the lenders named therein
(the "Lenders").

                              W I T N E S S E T H:

      WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as provided herein;

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise amended by the terms of this
Amendment, terms used in this Amendment shall have the meanings assigned in the
Credit Agreement.

SECTION 2. Amendments to Credit Agreement.

      Effective as of the Effective Date, following the execution and delivery of this Amendment, the Credit Agreement shall be amended as follows:

      (i)   Clause (xiv) of the definition of "Permitted Dividend" in Section
            1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"           (xiv) so long as no Designated Event of Default shall have occurred and be continuing, any other Dividend."

      (ii)  Section 10.2 of the Credit Agreement is hereby deleted in its entirety.

SECTION 3. Representations, Warranties and Covenants of the Borrower and the
Guarantor. Each of the Borrower and the Guarantor hereby represents, warrants and covenants for itself (unless otherwise provided):

            (a) It is duly organized and validly existing under the laws of the jurisdiction of its organization and in good standing (or its equivalent), except where the failure to be so duly organized, validly existing and in good standing, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and it is duly qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect upon its financial condition and business;

            (b) It has power, and is duly authorized, to execute and deliver this Amendment, and it is authorized to perform its obligations under this
Amendment;

            (c) The execution, delivery and performance of this Amendment does not and will not require any consent or approval of any Governmental Authority or any other Person which has not already been obtained or is being obtained herein;

            (d) This Amendment, when duly executed and delivered by the parties hereto, shall be, legal, valid and binding obligations of the Borrower and the
Guarantor (as applicable), enforceable against the Borrower and the Guarantor
(as applicable) in accordance with the terms set forth herein;

            (e) No Default or Event of Default has occurred and is continuing and no Default or Event of Default shall occur as a result of the execution, delivery and performance of this Amendment; and

            (f) It hereby confirms that each of the conditions precedent to the amendment to the Credit Agreement has been, or contemporaneously with the execution of this Amendment will be, satisfied.

SECTION 4. Scope and Effectiveness of Agreement.

            (a) The effective date of this Amendment shall be January 1, 2007
(the "Effective Date").

            (b) This Amendment and the agreements set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            (c) On and after the execution and delivery hereof, as of the
Effective Date hereof, (i) this Amendment shall become a part of the Credit
Agreement and (ii) each reference in the Credit Agreement and the other Loan
Documents to "this Agreement", or "hereof", "hereunder" or words of like import, and each reference in any other document to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended or modified hereby.

            (d) Except as expressly amended or modified hereby, the Credit
Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

            (e) Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under the Credit Agreement.

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SECTION 5. Execution in Counterparts, Effectiveness. This Amendment may be
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or by electronic means shall be equally effective as of the delivery of an originally executed counterpart.

SECTION 6. Governing Law; Severability. THIS AMENDMENT SHALL BE CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY,
THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE
GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS
PRINCIPLES THEREOF. IF ANY PROVISION OF THIS AMENDMENT IS DEEMED INVALID, IT
SHALL NOT AFFECT THE BALANCE OF THIS AMENDMENT. THIS AMENDMENT HAS BEEN
DELIVERED IN THE STATE OF NEW YORK.

SECTION 7. Direction. Each of the Lenders hereby directs the Agent to execute this Amendment.

                               [Signatures Follow]

                                        3

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                              TAL INTERNATIONAL CONTAINER
                                              CORPORATION, as Borrower

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                              TAL INTERNATIONAL GROUP, INC., as
                                              Guarantor

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                                                 Amendment No. 1

                                              FORTIS CAPITAL CORP., as Loan
                                              Servicer and as Collateral Agent

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                                                 Amendment No. 1

LENDERS:                                      FORTIS CAPITAL CORP.

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                                                 Amendment No. 1

                                              ING BANK N.V.

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                                                 Amendment No. 1

                                              DVB BANK N.V.

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                              By:  _____________________________
                                                   Name:
                                                   Title:

                                                                 Amendment No. 1